SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 2003


                                CARECENTRIC, INC.

               (Exact name of registrant as specified in charter)


               Delaware                               000-22162                            22-3209241
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)


        2625 Cumberland Parkway
               Suite 310                                      30339
           Atlanta, Georgia                                (Zip Code)
         (Address of principal
          executive offices)

       (Registrant's telephone number including area code) (678) 264-4400

ITEM 5.  OTHER EVENTS.

     On June 5, 2003, CareCentric, Inc. issued a press release regarding CareCentric's execution of a merger agreement, subject to approval by shareholder vote, with an investor group led by John E. Reed that could have the effect of taking the company private. CareCentric hereby incorporates by reference herein the information set forth in its Press Release dated June 5, 2003, a copy of which is annexed hereto as Exhibit 99.1, and the Agreement and Plan of Merger dated June 4, 2003 by and among CareCentric, Borden Associates, Inc., John E. Reed, Stewart B. Reed and James A. Burk, a copy of which is annexed hereto as Exhibit 99.2.

                                 INVESTOR NOTICE

     CareCentric plans to file with the SEC a proxy statement and other relevant documents concerning the merger. Investors of CareCentric are urged to read the proxy statement when it is filed and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by CareCentric free of charge by requesting them in writing from Ana McGary at CareCentric, Inc., 2625 Cumberland Parkway, Suite 310, Atlanta, GA 30339 or by telephone at (678) 264-4400.

     CareCentric, its directors and executive officers and certain of their employees and the investor group described previously may be deemed to be participants in the solicitation of proxies from the stockholders of CareCentric in connection with the merger, if consummated. These participants may have interests in the merger, if consummated, including interests resulting from holding options or shares of CareCentric common stock. Information about the interests of directors and executive officers of CareCentric, the investor group, and their ownership of securities of CareCentric will be set forth in the proxy statement.

     Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

2.1 Agreement and Plan of Merger dated June 4, 2003 by and among CareCentric, Borden Associates, Inc., John E. Reed, Stewart
              B. Reed and James A. Burk.

99.1          Press Release dated June 5, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARECENTRIC, INC.




Date: June 5, 2003                  By:  /s/ John R. Festa
                                       -----------------------------------------
                                       John R. Festa
                                       Chief Executive Officer
                                       (Principal Executive Officer)







                                       3
1623283v2